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                                                                    EXHIBIT 25.1
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                   PURSUANT TO SECTION 305(b)(2) ___________

                         ------------------------------

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

NEW YORK                                                  13-4941247
(Jurisdiction of Incorporation or                         (I.R.S. Employer
organization if not a U.S. national bank)                 Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                        10006
(Address of principal                                     (Zip Code)
executive offices)

                              BANKERS TRUST COMPANY
                                LEGAL DEPARTMENT
                         130 LIBERTY STREET, 31ST FLOOR
                            NEW YORK, NEW YORK 10006
                                 (212) 250-2201
            (Name, address and telephone number of agent for service)

                        ---------------------------------

                        WFS FINANCIAL 1996-B OWNER TRUST
               (Exact name of obligor as specified in its charter)

DELAWARE                                                 APPLIED FOR
(State or other jurisdiction of                          (I.R.S. employer
Incorporation or organization)                           Identification no.)

802 DELAWARE AVENUE, 13TH FLOOR
C/O THE CHASE MANHATTAN BANK (USA)
WILMINGTON, DELAWARE                                     19801
(Address of principal executive offices)                 (Zip Code)

                         ------------------------------

                        WFS FINANCIAL 1996-B OWNER TRUST
                 $________ __% Auto Receivable Backed Securities

                       (Title of the indenture securities)

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                                       -2-

ITEM 1.       GENERAL INFORMATION.

              Furnish the following information as to the trustee.

              (a) Name and address of each examining or supervising authority to which it is subject.

              NAME                                        ADDRESS

              Federal Reserve Bank (2nd District)         New York, NY
              Federal Deposit Insurance Corporation       Washington, D.C.
              New York State Banking Department           Albany, NY

              (b)   Whether it is authorized to exercise corporate trust powers.

                    Yes.

ITEM 2.       AFFILIATIONS WITH OBLIGOR.

              If the obligor is an affiliate of the Trustee, describe each such affiliation.

              None.

ITEM 3. -15.  NOT APPLICABLE

ITEM 16.      LIST OF EXHIBITS.

              EXHIBIT 1 - Restated Organization Certificate of Bankers Trust
                          Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171.

             EXHIBIT 2 -  Certificate of Authority to commence business -
                          Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

             EXHIBIT 3 -  Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                          Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

             EXHIBIT 4 -  Existing By-Laws of Bankers Trust Company, dated as amended on October 19, 1995. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-65171.




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                                       -3-

             EXHIBIT 5 -  Not applicable.

             EXHIBIT 6 -  Consent of Bankers Trust Company required by Section
                          321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

             EXHIBIT 7 -  A copy of the latest report of condition of Bankers
                          Trust Company dated as of March 31, 1996.

             EXHIBIT 8 -  Not Applicable.

             EXHIBIT 9 -  Not Applicable.


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                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th of June 1996.


                                    BANKERS TRUST COMPANY

                                    By: /s/ Melissa Kay Adelson
                                        -----------------------
                                        Melissa Kaye Adelson
                                        Vice President


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
Legal Title of Bank:   Bankers Trust Company          Call Date: 3/31/96     ST-BK: 36-4840        FFIEC 031
Address:               130 Liberty Street             Vendor ID: D           CERT:  00623          Page RC-1
City, State  ZIP:      New York, NY  10006                                                         11
FDIC Certificate No.:  |  0 |  0 |  6 |  2 |  3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                                    ------------
                                                                                                                    |  C400    |
                                                                                                   -----------------------------
                                                              Dollar Amounts in Thousands          |  RCFD    Bil Mil Thou     |
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
ASSETS                                                                                             |  / / / / / / / / / / / / /|
 1.    Cash and balances due from depository institutions (from Schedule RC-A):                    |  / / / / / / / / / / / / /|
        a.   Noninterest-bearing balances and currency and coin(1) .............................   |   0081          1,145,000 |1.a.
        b.   Interest-bearing balances(2) ......................................................   |   0071          1,403,000 |1.b.
 2.    Securities:                                                                                 |  / / / / / / / / / / / / /|
        a.   Held-to-maturity securities (from Schedule RC-B, column A) ........................   |   1754                  0 |2.a.
        b.   Available-for-sale securities (from Schedule RC-B, column D).......................   |   1773          3,535,000 |2.b.
 3    Federal funds sold and securities purchased under agreements to resell in domestic offices   |  / / / / / / / / / / / / /|
       of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                        |  / / / / / / / / / / / / /|
       a.   Federal funds sold .................................................................   |   0276          3,190,000 |3.a.
       b.   Securities purchased under agreements to resell ....................................   |   0277          2,242,000 |3.b.
 4.   Loans and lease financing receivables:                                                       |  / / / / / / / / / / / / /|
       a.   Loans and leases, net of unearned income (from Schedule RC-C)     RCFD 2122  24,678,000|  / / / / / / / / / / / / /|4.a.
       b.   LESS:   Allowance for loan and lease losses..................     RCFD 3123     938,000|  / / / / / / / /4.b.      |
       c.   LESS:   Allocated transfer risk reserve .....................     RCFD 3128           0|  / / / / / / / /4.c.      |
       d.   Loans and leases, net of unearned income,                                              |  / / / / / / / / / / / / /|
            allowance, and reserve (item 4.a minus 4.b and 4.c) ................................   |   2125         23,740,000 |4.d.
 5.   Assets held in trading accounts ..........................................................   |   3545         32,261,000 |5.
 6.   Premises and fixed assets (including capitalized leases) .................................   |   2145            857,000 |6.
 7.   Other real estate owned (from Schedule RC-M) .............................................   |   2150            247,000 |7.
 8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)     |   2130            253,000 |8.
 9.   Customers' liability to this bank on acceptances outstanding ..............................  |   2155            402,000 |9.
10.   Intangible assets (from Schedule RC-M) ....................................................  |   2143             12,000 |10.
11.   Other assets (from Schedule RC-F) .........................................................  |   2160         11,579,000 |11.
12.   Total assets (sum of items 1 through 11) ..................................................  |   2170         80,866,000 |12.
                                                                                                   -----------------------------


- --------------------------
(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:   Bankers Trust Company          Call Date: 3/31/96     ST-BK: 36-4840        FFIEC 031
Address:               130 Liberty Street             Vendor ID: D           CERT:  00623          Page RC-1
City, State  ZIP:      New York, NY  10006                                                         12
FDIC Certificate No.:  |  0 |  0 |  6 |  2 |  3

SCHEDULE RC--CONTINUED

                                                                                              ---------------------------
                                                                Dollar Amounts in Thousands   | / / / / / / Bil Mil Thou|
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
LIABILITIES                                                                                   | / / / / / / / / / / / / |
13. Deposits:                                                                                 |/ / / / / / / / / / / / /|
    a.   In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)    | RCON 2200      7,327,000|13.a.
         (1)   Noninterest-bearing(1) ................................RCON 6631  2,132,000..  |  / / / / / / / / / / / /|13.a.(1)
         (2)  Interest-bearing .......................................RCON 6636  5,195,000..  |  / / / / / / / / / / / /|13.a.(2)
    b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E    |  / / / / / / / / / / / /|
         part II)                                                                             | RCFN 2200     18,575,000 |13.b.
         (1)   Noninterest-bearing ...................................RCFN 6631    552,000    |  / / / / / / / / / / / /|13.b.(1)
         (2)   Interest-bearing ......................................RCFN 6636 18,023,000    |  / / / / / / / / / / / /|13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in             |  / / / / / / / / / / / /|
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:     |  / / / / / / / / / / / /|
    a.   Federal funds purchased ...........................................................  | RCFD 0278      2,324,000|14.a.
    b.   Securities sold under agreements to repurchase ....................................  | RCFD 0279        651,000|14.b.
15. a.   Demand notes issued to the U.S. Treasury ..........................................  | RCON 2840              0|15.a.
    b.   Trading liabilities ...............................................................  | RCFD 3548     18,807,000|15.b.
16. Other borrowed money:                                                                     |  / / / / / / / / / / / /|
    a.   With original maturity of one year or less ........................................  | RCFD 2332     13,784,000|16.a.
    b.   With original maturity of more than one year ......................................  | RCFD 2333      3,462,000|16.b.
17. Mortgage indebtedness and obligations under capitalized leases .........................  | RCFD 2910         34,000|17.
18. Bank's liability on acceptances executed and outstanding ...............................  | RCFD 2920        415,000|18.
19. Subordinated notes and debentures ......................................................  | RCFD 3200      1,227,000|19.
20. Other liabilities (from Schedule RC-G) .................................................  | RCFD 2930      9,724,000|20.
21. Total liabilities (sum of items 13 through 20) .........................................  | RCFD 2948     76,330,000|21.
                                                                                              |  / / / / / / / / / / / /|
22. Limited-life preferred stock and related surplus .......................................  | RCFD 3282              0|22.
EQUITY CAPITAL                                                                                |  / / / / / / / / / / / /|
23. Perpetual preferred stock and related surplus ..........................................  | RCFD 3838        500,000|23.
24. Common stock ...........................................................................  | RCFD 3230      1,002,000|24.
25. Surplus (exclude all surplus related to preferred stock) ...............................  | RCFD 3839        528,000|25.
26. a.   Undivided profits and capital reserves ............................................  | RCFD 3632      2,879,000|26.a.
    b.   Net unrealized holding gains (losses) on available-for-sale securities ............  | RCFD 8434         (8,000|26.b.
27. Cumulative foreign currency translation adjustments ....................................  | RCFD 3284       (365,000|27.
28. Total equity capital (sum of items 23 through 27) ......................................  | RCFD 3210      4,536,000|28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22, |  / / / / / / / / / / / /|
    and 28) ................................................................................  | RCFD 3300     80,866,000|29.
                                                                                              ---------------------------

Memorandum

To be reported only with the March Report of Condition.

1.  Indicate in the box at the right the number of the statement below that best describes                    Number
    the most comprehensive level of auditing work performed for the bank by independent                       --------------
    external auditors as of any date during 1994 ...........................................  | RCFD 6724              2|M.1
                                                                                               --------------------------

1    =   Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2    =   Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3    =   Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4    =  Directors' examination of the bank performed by other external auditors
        (may be required by state chartering authority)

5    =  Review of the bank's financial statements by external auditors

6    =  Compilation of the bank's financial statements by external auditors

7    =   Other audit procedures (excluding tax preparation work)

8    =   No external audit work

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(1)      Including total demand deposits and noninterest-bearing time and savings deposits.